UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 — Other Events.

Egalet Corporation (the “Company”) has been notified verbally by CVS Caremark (“Caremark”), a pharmacy benefits manager, that SPRIX Nasal Spray (“SPRIX”) will no longer be on its formulary for a portion of its commercial covered lives beginning January 1, 2018. The Company estimates that approximately 20% of SPRIX prescriptions could be impacted by Caremark’s planned action.

In response to this change in coverage, the Company intends to continue to work with several other payers to ensure patient access to SPRIX. The Company believes that its market access strategy will help to enable it to mitigate the impact of this change and help to enable further growth of SPRIX, particularly given the Company’s relatively nominal share of the market for nonsteroidal anti-inflammatory drugs, or NSAIDs.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding SPRIX no longer being on Caremark’s formulary, the potential impact of this action on the Company’s SPRIX prescriptions, the effect of the Company’s strategy in response to this action and the potential growth of SPRIX. These forward-looking statements are based on management’s expectations and assumptions as of the date of this report, and actual results may differ materially from those in these forward-looking statements as a result of various factors. These factors include, but are not limited to: risks regarding the Company’s ability to commercialize products successfully; whether the Company’s market access strategy will be able to overcome any loss of prescriptions resulting from SPRIX no longer being on Caremark’s formulary; whether SPRIX will continue to be included on other formularies and is placed on new formularies; the impact on the Company’s operating and financial results of any generic entrant for the product; the Company’s ability to comply with post-approval regulatory requirements; the Company’s ability to enforce its intellectual property rights to SPRIX; and the impact of Caremark’s recently announced proposed merger with Aetna.  For a further description of these and other risks facing the Company, please see the risk factors described in the Company’s filings with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update or revise these statements, except as may be required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2017	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

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